STANDARD LEASE

THIS AGREEMENT, entered into this 15th day of October, 1997, between Carol Fryd, Trustee hereinafter referred to as "Landlord", whose business address is 523 Michigan Avenue, Miami Beach, Florida, 33139 and BRT VIDEO INCORPORATED, hereinafter referred to as "Tenant".

                                   WITNESSETH

Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the following described property, more specifically described on Exhibit "A" attached hereto, sometimes hereinafter referred to as the "Premises" or the "Leased Premises", to-wit:

                             4950 WEST PROSPECT ROAD
                                FT LAUDERDALE, FL

1. TERM: Tenant to have and to hold the above described premises for a term of 10 years, commencing on November 1, 1997, and terminating on October 31, 2007 at 5:00 P.M., on the terms and covenants, and conditions as set forth herein. Provided this Lease is in good standing and the Tenant is not in default hereunder, the Landlord hereby grants to the Tenant two options to extend the term of this Lease for an additional 5 years each, upon the same terms and conditions as set forth herein, except that the rent for such option period shall be as set forth below. The Tenant shall exercise such option by giving written notice thereof, sent by certified mail to the Landlord at the address of the Landlord where rent payments are made, not less than one hundred eighty
(180) days prior to the expiration of the original term hereof, otherwise this option shall be void.

2. POSSESSION: If, for any reason, Landlord is unable to give possession of the Leased Premises on the date of commencement of this Lease, this Lease shall not be affected thereby nor shall Tenant have any claim against Landlord by reason thereof. All claims for damages arising out of such delay other than a proportionate abatement of rent are hereby waived and released by Tenant. Nothing herein contained shall operate to extend the term of this Lease beyond the agreed termination date and Tenant's only remedy and Landlord's only liability shall be the abatement of rent herein referred to. If Landlord is unable to give possession of the Leased Premises to Tenant within ninety (90) days next after the commencement of the term of this Lease, then Tenant shall have the right to cancel this Lease upon written notice thereof delivered to Landlord within ten (10) days after the lapse of said ninety (90) day period, and upon such cancellation, Landlord and Tenant each shall be released and discharged from any and all liability in connection with this !-ease.

3. MONTHLY BASE RENT: TENANT COVENANTS AND AGREES TO PAY, TOGETHER WITH ANY AND ALL SALES AND USE TAXES LEVIED UPON THE USE AND OCCUPANCY OF THE LEASED PREMISES, AS SET FORTH IN SECTION 6 OF THIS LEASE, DURING THE TERM HEREOF, TO LANDLORD, IN ADVANCE AND BEGINNING ON THE COMMENCEMENT DATE OF THIS LEASE, AND OR BEFORE THE FIRST DAY OF EACH AND EVERY MONTH THEREAFTER, WITHOUT ANY PRIOR DEMAND THEREFORE, AND WITHOUT ANY DEDUCTION OR SET-OFF WHATSOEVER, FOR THE NEXT TWELVE (12) MONTH PERIOD, A BASE RENT OF $100,000.00 PER YEAR IN MONTHLY
INSTALLMENTS OF $8,333.33. Rent shall be paid to Landlord at 523 Michigan Avenue, Miami Beach, Florida 33139, or at such other place designated by Landlord. The Monthly Base Rent will be adjusted annually in the manner set forth in Section 4 of this Lease. If the commencement date of the term of this Lease is a day other than the first day of a calendar month, the Base Monthly Rent for said fractional month shall be prorated on a per diem basis. All rent shall be abated for 60 days from delivery date.

4. ANNUAL RENT ADJUSTMENT: The Monthly Base Rent for each twelve month period subsequent to the first complete twelve month period occurring during the term of this Lease or any renewal or extension thereof, shall be computed by multiplying the then current Monthly Base Rent by 105%.

The Tenant agrees to pay the adjusted Monthly Base Rent, together with any applicable taxes, as set forth In Section 6 of this Lease, on the first day of each and every month for the following twelve month period.

5. TAXES AND INSURANCE EXPENSES:
                 A. TENANT AGREES THAT TENANT WILL PAY TO LANDLORD TENANT'S PROPORTIONATE SHARE (100%) OF (I) TAXES OF WHICH THE DEMISED PREMISES IS A PART DURING THE INITIAL TERM AND ANY EXTENDED TERM HEREOF; AND (II) PREMIUMS FOR INSURANCE EXPENSES FOR THE PROPERTY OF WHICH THE DEMISED PREMISES IS A PART DURING THE INITIAL TERM AND ANY EXTENDED TERM HEREOF (COLLECTIVELY HEREINAFTER REFERRED TO AS "IMPOSITIONS"). BASED ON LANDLORD'S ESTIMATE TENANT'S PROPORTIONATE SHARE OF IMPOSITIONS OF THE CALENDAR YEAR 1997 WILL BE $2005.00 dollars per month. Commencing with the calendar year 1998 and during each calendar year thereafter during the term hereof, tenant's Proportionate Share of Impositions will be an amount calculated by Landlord based on the prior calendar year's expense figures divided by twelve to equal monthly payments. Within sixty
(60) days after the end of each calendar year, Landlord will compute Tenant's Proportionate Share of Impositions based on the actual figures for the prior calendar year an an adjustment will be made in cash between Landlord and Tenant within 15 days of notice, if the amount paid is different from the amount required based on actual figures. Payments of Impositions for any fractional year at the commencement or end of the Lease term will be prorated. All payments plus sales tax thereon pursuant to this paragraph will be made on the first day of each month during the term hereof at the same time rental payments are due and payable. Failure to pay Tenant's Proportionate Share shall be a default hereunder, the same as the failure to pay rental payments.

               B. Omitted Intentionally

               C. Omitted Intentionally

               D. For the purposes of this Section, the term "Taxes" shall include all real estate taxes, assessments (general and special) and other governmental impositions and charges of every kind and nature whatsoever, which shall or may, during the term of this Lease, or any renewal or extension thereof, be levied, assessed, imposed, become due and payable, or become liens upon or arise in connection with, the building or any of its improvements, or the land thereof, and any expenses incurred by Landlord in obtaining a reduction of any such taxes or assessments. Landlord agrees to pay to all the local taxing authorities and other governmental agencies, throughout the Lease Term, all Taxes as herein before described.

               E. For the purposes of this Section, the term "Insurance Expenses" shall Include public liability, property damage, loss of rents, sign, flood, and any other insurance carded by Landlord for the protection of the building and land.


6. SALES AND USE TAX: Tenant hereby covenants and agrees to pay monthly, as additional rent, any sales, use or other tax, excluding State or Federal income tax, now or hereafter imposed upon rents or additional rents by the United States of America, the State, or any political subdivision thereof, to the Landlord, notwithstanding the fact that such statute, ordinance or enactment imposing the same may endeavor to impose the tax on Landlord.

7. LATE PAYMENT PENALTY: IN THE EVENT ANY RENT OR ADDITIONAL RENT DUE LANDLORD UNDER THIS LEASE, IS NOT RECEIVED BY LANDLORD WITHIN FIVE (5) DAYS AFTER THE DUE DATE, TENANT AGREES TO PAY LANDLORD EACH MONTH, AS ADDITIONAL RENT A LATE PAYMENT PENALTY OF 5% OF the total rent and additional rent then due and outstanding.

8. DISHONORED CHECKS:
                 A. In the event that any check, bank draft, order for payment or negotiable instrument given to Landlord for any payment due under this Lease, shall be dishonored for any reason whatsoever, not attributable to landlord, Landlord shall be entitled to make an administrative charge to Tenant, as additional rent, a minimum of $50.00, or such higher amount allowed by Florida Law, for each such occurrence.

                 B. IN THE EVENT THAN MORE THAN ONE (1) CHECK, BANK DRAFT, ORDER FOR PAYMENT OR NEGOTIABLE INSTRUMENT GIVEN TO LANDLORD FOR ANY PAYMENT DUE UNDER THIS LEASE SHALL BE DISHONORED FOR ANY REASON WHATSOEVER, NOT ATTRIBUTABLE TO LANDLORD, DURING THE TERM OF this Lease or any renewal or extension thereof, Landlord shall require that all subsequent payments made by Tenant to Landlord, be made by either United States Postal Money Order or a Florida Bank Cashier's Check.

9. ADDITIONAL RENT: In order to give Landlord a lien of equal priority with Landlord's lien for rent, and for no other purpose, any and all sums or money or charges required to be paid by Tenant under this Lease, whether or not the same be so designated, shall be considered additional rent. If such amounts or charges are not paid at the time provided in this lease, they shall nevertheless, if not paid when due, be collectible as additional rent within the next installment of rent thereafter falling due hereunder, but nothing herein contained shall be deemed to suspend or delay the payment of any amount of money or charges as the same becomes due and payable hereunder, or limit any other remedy of Landlord.

10. SECURITY AND ASSIGNMENT BY LANDLORD:
     A. Tenant has deposited with Landlord, the sum of $25,000.00 as a security for the faithful performance and observance by Tenant of the terms, covenants and conditions of this Lease. It is agreed that in the event Tenant default in respect of any of the terms, covenants and conditions of this Lease, including but not limited to the payment of rent and additional rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sums as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this Lease, including but not limited to any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. In the event that Tenant shall fully and faithfully comply with all of the terms, covenants and conditions of this Lease, the security shall be returned to Tenant within thirty (30) days after the date fixed as the end of the Lease, and after delivery of entire possession of the Leased Premises to Landlord.

     B. Landlord shall have the right to transfer and assign, in whole or in part, all and every feature of he rights and obligations hereunder, and in the Building and Real Property referred to herein, and howsoever made, shall be In all things respected and recognized by Tenant. In the event of a sale, assignment of lease of the Landlord or building, or Landlord's leasehold interest, Landlord shall have the right to transfer the security to the vendee, or assignee, and Landlord shall thereupon be released by Tenant from all liability for the return of such security and for the performance of the terms, covenants and conditions hereunder, and Tenant agrees to look solely to the new Landlord for the return of said security and for the performance of the terms, covenants and conditions of this Lease to be performed by Landlord.

     C. It is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Landlord. Tenant further covenants that it will not assign or encumber the moneys deposited herein as security, and that Landlord nor his successors or assigns shall be bound by any such assignment or encumbrance. Landlord shall not be required to keep the security in a segregated account and the security may be commingled with other funds of Landlord, and in no event shall Tenant be entitled to any interest on the security.

11. OMITTED INTENTIONALLY

12. USE: The Leased Premises shall be continuously used and occupied during the full term of this Lease, and for no other use or purpose(s) than: post production video editing and video production, without the prior written consent of Landlord. Tenant covenants and agrees that Tenant will not, without the prior written consent of Landlord, permit the premises to be occupied by any person, firm, corporation or entity, other than the Tenant and Tenant's employees. No noise, disturbance, or nuisance whatsoever on the premises detrimental to the neighbors or other tenants of the building shall be permitted.

13. LEGAL USE, REGULATIONS AND VIOLATIONS OF INSURANCE COVERAGE: Tenant will occupy and use the Leased Premises during the term of this Lease, or any renewal or extension thereof, for the purpose above specified use and none other, will not exhibit, sell or offer for sale on the premises or in the building, any article or thing whatsoever (except those articles and things essentially connected with the stated use of the premises) without the prior written consent of Landlord; will not make or permit any use of the premises which, directly or indirectly, is forbidden by public law, ordinance or governmental regulation or which may be dangerous to life, limb or property, or which may invalidate or increase the premium cost of any policy of insurance carried on the Building or Real Property, or covering its operation. In addition to all other liabilities for breach of any covenant of this Section, Tenant shall pay to Landlord, as additional rent, an amount equal to the increased cost of insurance or damage. Tenant waives any claim against Landlord for any expenses or damage resulting from compliance with any of the said laws, ordinances, regulations.

14. COMPLIANCE WITH LEGAL REQUIREMENTS: Tenant covenants and agrees, at its sole cost and expense, to: promptly fulfill and comply with all laws, statutes, ordinances, rules, orders, regulations and requirements of any and all governmental bodies, including but not limited to: Federal, State, ADA, County and City governments, and any and all of their departments and bureaus applicable to the Leased Premises, now in force, or which may hereafter be in force; promptly fulfill and comply with all laws, statutes, ordinances, rules, orders, regulations and requirements for the prevention of fire, now in force, or which may hereafter be in force; promptly fulfill and comply with all laws, statutes, ordinances, rules, orders, regulations and requirements of any use or occupancy certificate; and to promptly fulfill and comply with the provisions of all recorded documents affecting the Leased Premises, and the Building or Real Property of which the Leased Premises forms a part insofar as any thereof relate to or affect the condition, and the use or occupancy of the Leased Premises. Tenant shall pay all costs, expenses, claims, fines, penalties, and damages that may be imposed because of the failure of Tenant to comply with this Section, and shall indemnify Landlord from any and all liability arising from each and every non-compliance.

15. ACCEPTANCE OF PREMISES: Tenant hereby acknowledges that Tenant has inspected the Leased Premises and that the Leased Premises is suitable for Tenant's use and occupancy. Tenant hereby acknowledges and agrees that Tenant has inspected the Leased Premises and accepts and is satisfied as to the extent and condition thereof, and acknowledges and agrees that the Leased Premises is being leased in its as is condition. Tenant acknowledges that no work needs to be performed by Landlord to prepare the Leased Premises for Tenant's occupancy, and that Landlord makes no warranties or representations as to the condition of the Leased Premises or its suitability for Tenant's use or occupancy. Tenant hereby acknowledges that phone system will not be included.

16. REPAIRS AND ALTERATIONS:
                 A. Tenant, by occupancy hereunder, accepts the Leased Premises as being in good repair and condition. Tenant shall at all times during the term of this Lease or any renewal or extension thereof, at its sole cost and expense, maintain and repair: the Leased Premises, the air conditioning system, the plumbing systems, the interior and exterior of the building, and every part thereof in good repair and condition. If the Leased Premises becomes infested with vermin, Tenant, at its sole cost and expense shall cause the Leased Premises to be exterminated from time to time to the satisfaction of Landlord, and shall employ such exterminators therefore as shall be approved by Landlord. Tenant shall promptly, at its sole cost and expense, repair or replace any damage or injury to all or any part of the Leased Premises, the Building, or the Real Property, caused by Tenants unauthorized use of the Leased Premises, or by the fault or neglect of Tenant, Tenant's officers, employees, agents, contractors, licensees, customers, invitees, visitors, and others permitted in, upon or about the Leased Promises by Tenant; provided however, if Tenant fails to make the repairs or replacements promptly, Landlord may, but shall not be obligated to, make the repairs or replacements at Tenant's sole cost and expense and Tenant shall pay Landlord, as additional rent, the cost of such work performed by Landlord, plus twenty percent (20%) overhead, upon presentation of a bill for such work.

                 B. Tenant shall not make or suffer to be made any alterations, additions or improvements to or of the Leased Promises or any part thereof without prior written consent of Landlord. In the event Landlord consents to the proposed alterations, additions or improvements, the same shall be at Tenant's sole cost and expense, and Tenant shall hold Landlord harmless on account of the cost thereof. Tenant, at its sole cost and expense, shall obtain all necessary governmental approvals and permits, and shall provide Landlord with copies of all such governmental approvals and permits, prior to the commencement of any and ail such construction work, and Tenant shall comply with all applicable laws, rules, regulations, and building and zoning codes relating to such construction work. All construction work shall be performed in a good and workmanlike manner and shall be diligently performed to completion. Any construction work performed by Tenant without Landlord's approval and consent, shall immediately be returned to its original order and condition at Tenants sole cost and expense, upon request by Landlord. Any such alterations, additions and improvements shall be made at such times and in such a manner as to not unreasonably interfere with the occupation, use and enjoyment of the remainder of the Building and Real Property by the other tenants thereof. If required by Landlord, such alterations, additions and improvements shall be removed by Tenant upon the termination or sooner expiration of the term of this Lease, and Tenant shall repair damage to the premises caused by such removal, all at Tenant's sole cost and expense.

                 C. All roofing repairs, patches, tie ins, and any other work performed on roof shall only be done by Landlord's approved roofer. Neither Tenant, Tenant's officers, employees, servants, agents, contractors, licensees. customers, visitors, of others permitted in, upon or about the Leased Premises by Tenant, shall be permitted on the roof of the Building for any purpose whatsoever, without the prior written consent of Landlord.

                 D. The Landlord covenants that Landlord will keep the exterior roof and structural elements of the building in which premises are situated, in good repair. However, any damage to the roof or structural elements by Tenant shall be the sole responsibility of Tenant to pay for within 15 days receipt of billing by Landlord. The Tenant shall give to the Landlord seven (7) days written notice of needed repairs, and the Landlord shall have a reasonable time thereafter within which to commence said repairs.

17. LIENS:

     A. Tenant herein shall not have any right or authority to create any liens for labor or material on the Landlord's interest in the above described property, and all persons contracting with the Tenant for the renovation, alteration, addition, improvement, repair, maintenance, labor performed or materials furnished to the Leased Promises, or to the Building or Real Property of which the Leased Premises forms a part, and all contractors, sub-contractors, material men, mechanics and laborers, are hereby charged with notice that they must look solely to the credit of Tenant for payment, and not the Landlord's interest in the Leased Premises or otherwise. Landlord may, at Landlord's option, record a notice of this provision in the public records of Dade County, Florida.

     B. If by reason of any renovation, alteration, addition, improvement repair, maintenance, labor performed or materials furnished to the Leased Premises, for on behalf of Tenant, any mechanic's lien or other lien shall be filed, claimed, perfected or otherwise established as provided by law, against the Leased Premises, or against the Building or Real Property of which the Leased Premises forms a part, Tenant shall discharge or remove the lien by bonding or otherwise, within ten (10) days after receipt of notice from Landlord of the filing of same.

     C. Tenant further agrees that Tenant will promptly pay and satisfy all liens of contractors, sub-contractors, material men, mechanics, laborers, and other items of like character, and will indemnify Landlord against all legal costs and charges, bond premiums for release of liens and including attorneys' fees costs and expenses, reasonably incurred in and about the defense of any suit in discharging the said premises or any art thereof form any liens, judgments, or encumbrance caused or suffered by Tenant. It is understood and agreed between the parties hereto that the cost and charges above referred to shall be considered as rent due and shall be included in any lien for rent.

     D. Tenant agrees to pay all charges for gas, garbage collection, electricity and other illuminent and power, and for water used upon and in connection with the premises, not more than ten (10) days after the same shall become due and payable.

18. SAFETY AND LIMITATION OF EQUIPMENT: Landlord shall have the right to determine and prescribe the weight and proper position of any unusually heavy equipment, including but not limited to: safes, large files and etc., and to limit, restrict or exclude such equipment, as well as other equipment and machinery which in Landlord's opinion are unusually noisy of or exclude such equipment, as well as other equipment and machine create unusual vibrations, or give off noxious odors. Only those which, in the opinion of Landlord , may be modified and used so as to avoid noise, vibration and noxious oors, may be moved into the Building. Any damage occasioned in connection with the moving or installing of such aforementioned equipment or articles in the Building, or by reason of the existence of the same in the Building, shall be paid for by Tenant.

19. HAZARDOUS MATERIALS AND INDEMNIFICATION:
Tenant hereby covenants and agrees that it shall not bring or transport onto the Leased Premises, or use or store in, on, or about the Leased Premises, or in the vicinity thereof, in connection with its use and occupancy of the Leased
Promises, or permit any other party to do any of the foregoing, any environmentally hazardous materials, substances, or waste of any nature that is classified as such by any county, municipal, state, federal or other governmental authority. Tenant agrees to indemnify Landlord and save it harmless from and against any and all claims, losses, actions, damages, liabilities and expenses, including reasonable legal fees and expenses, reasonable clean-up costs suffered or incurred by Landlord, and any and all costs or expenses relating to the testing of or for any and all such hazardous materials, substances, asbestos, or waste of any nature, for or on account of or arising from or in connection with any breach of Tenant's warranties, representations or obligations under this section, or in connection with any condition created by Tenant as the result of any spill, discharge or release of any environmentally hazardous materials, substances or waste in, on or about the Leased Premises, or in the vicinity thereof.

20. OMITTED INTENTIONALLY

21. INSURANCE: Tenant hereby agrees to maintain in full force and effect at all times during the term of the Lease, or any renewal or extension thereof, at its sole cost and expense, for the protection of Tenant and Landlord, as their interest may appear, policies of insurance issued by a responsible insurance carrier or carriers. licensed to do business In the State of Florida, acceptable to Landlord, which afford the following coverages:

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



     A. Comprehensive General Liability Insurance: in the minimum amount of $1,000,000 combined single limit for both bodily injury and property damage.

     B. All Risk Property insurance to cover all of Tenant's personal property, stock in trade, furniture, fixtures, equipment, furnishings, removable floor covering, signs, and all leasehold improvements, alterations, additions and decorations installed in, upon or about the Leased Promises.

Tenant shall deliver to Landlord prior to occupancy of the Leased Premises, and thereafter at least thirty (30) days prior to the expiration of such policies, Certificates of Insurance evidencing the above coverages with limits not less than those specified above. Such Certificates shall name Landlord and Landlord's Agent, as additional insureds, and shall expressly provide that the interest of the same therein shall not be affected by any breach by Tenant of any policy provision for which such Certificates evidence coverage. All Certificates shall expressly provide that no less than thirty (30) days prior written notice shall be given Landlord and Landlord's Agent in the event of material alteration to, or cancellation of, the coverages evidenced by such Certificates.

FAILURE TO PROVIDE SUCH INSURANCE COVERAGES SHALL BE DEEMED A DEFAULT OF THIS LEASE

22. WAIVER OF SUBROGATION: Landlord and Tenant hereby release each other from any and all liability or responsibility, to the other or anyone claiming through or under them by way of subordination or otherwise, for any loss or damage to property caused by fire or any of the extended coverage or supplementary insurance contact casualties covered by the insurance on the Leased Promises, even if such fire or other casualty shall have been caused by the fault or negligence of the party or anyone for whom such party may be responsible; provided, however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such time as the releasor's insurance policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair or prejudice the right of the Landlord to recover thereunder. Landlord and Tenant each agree that their policies will include such a clause or endorsement so long as the same is obtainable, and if not obtainable, shall advise the other in writing, and such notice shall release both parties from the obligation to obtain such a clause or endorsement.

23. INDEMNIFICATION: In consideration of the Leased Premises being leased to Tenant by Landlord, Tenant agrees that Tenant, at all times, will indemnify and keep harmless Landlord from all losses, damages, liabilities, expenses, costs and attorneys' fees, including appellate attorneys' fees, which may arise or be claimed against Landlord, and be in favor of any person, firm or corporation, for any injuries or damages to the person or property of any persons, firm or corporation, consequent upon or arising from the use or occupancy of the Leased Premises by Tenant or consequent upon or arising from any acts, omissions, neglect or fault of Tenant, Tenant's officers, employees, servants, agents, contractors, licenses, invitees, or visitors. or consequent upon or arising from Tenant's failure to comply with the laws, statutes, ordinances or regulations of any governmental authority having jurisdiction thereover; that Landlord shall not be liable to Tenant for any damages, losses, or injuries to the person or property of Tenant which may be caused by the acts, neglect, omission or faults of any person, firm or corporation, and that Tenant will indemnify and keep harmless Landlord from all losses, damages, liabilities, expenses, costs and attorneys' fees, including appellate attorneys' fees, which may arise or be claimed against Landlord, and be in favor of any person, firm or corporation, for any injuries or damages to the person or property of any persons. firm or corporation where said injuries or damages occurred in, upon or about the Leased Premises. The provisions of this section shall apply to Tenant's use and occupancy of the Leased Premises prior to the Commencement Date, throughout the term of this Lease or any renewal or extension thereof, and shall survive the termination of this Lease. Tenant shall not be responsible for any loss due to the negligence of Landlord.

24. SUBORDINATION:

     A. This Lease is subject to any mortgage or ground or underlying lease now or hereinafter placed upon or affecting the land or Building or Leased Premises. To that effect: Tenant agrees to execute any and all instruments to effect said subordination. The liability of Landlord or its assigns under this Lease shall exist only so long as such entity is the owner of the subject real estate, and such liability shall not continue or survive after any transfer of ownership

     B. If such mortgage be foreclosed or such underlying lease is terminated, then upon request of the mortgagee or underlying Landlord, Tenant will attorn to the purchaser at any foreclosure sale thereunder, or the underlying Landlord, and execute such instruments as may be necessary or appropriate to evidence such attornment.

     C. Within ten (10) days after written request from Landlord, Tenant shall deliver to Landlord or to its mortgagee(s), or auditors, or prospective purchaser(s), or the owner of the fee, a certificate, in the form and substance submitted by Landlord, certifying that this Lease is unmodified and in full force (or if there have been modifications, that this Lease is in full force and effect, as modified, and stating the date and nature of each modification), the date, if any to which rental and other sums payable hereunder have been paid, that Landlord is not in default therein, or stating specifically any exceptions thereto, and such other matters as may be reasonably requested by Landlord. In the event Tenant refuses to execute and deliver said certificate to Landlord within said ten (10) day period, Landlord may, at its option, cancel this Lease without incurring any liability on account thereof, and the term hereby granted is expressly so limited.

     25. ASSIGNMENT AND SUBLEASE:

     A. Tenant covenants and agrees not to encumber or assign this Lease or sublet all or any part of the Leased Premises without the prior written consent of Landlord, which may be arbitrarily or unreasonable withheld, which consent covenants and agrees shall not be unto a sale or transfer of a majority interest of the stock of a corporate Tenant, shall be deemed an assignment, and such sale or transfer shall not be made without the prior written consent of Landlord. Such assignment in no way relieve Tenant from any obligations hereunder for the payment of rent or additional rent, or for the performance of the terms, covenants and conditions of this Lease.

     B. In no event shall Tenant assign or sublet the Leased Premises for any terms, conditions, covenants, or use, other than those contained herein, in event shall this Lease be assigned or be assignable by operation of law or by voluntary or involuntary bankruptcy proceedings or otherwise, and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings.

     26. DESTRUCTION OF PREMISES: A. If the premises are totally destroyed by fire or other casualty, both Landlord and Tenant shall have the option of terminating this Lease, upon giving written notice at any time within thirty
(30) days from the date of such destruction, and if the Lease be so terminated, all rent shall cease as of the date of such destruction and any prepaid rent shall be refunded.

     B. If such Leased Premises are partially damaged by fire or other casualty, or totally destroyed thereby and neither party elects to terminate this Lease within the provisions of Section A, above or Section C, below, then Landlord agrees, at Landlord's sole cost and expense, to restore the Leased Premises to a kind and quality substantially similar to that immediately prior to such destruction or damage. Said restoration shall be commenced within a reasonable time and completed without delay on the part of Landlord and In any event shall be accomplished within 180 days from the date of the fire of other casualty. In such case, all rents paid in advance shall be proportioned as of the date of damage or destruction and all rent thereafter accruing shall be equitably and proportionately suspended and adjusted according to the nature and extent of the destruction or damage, pending completion of rebuilding, restoration of repair, except that in the event the destruction or damage is so extensiv as to make it unfeasible for Tenant to conduct Tenant's business on the Leased Premises, the rent shall completely abate until the Leased Premises is restored by Landlord or until Tenant resumes the use and occupancy of the Leased Premises, whichever shall first occur, Landlord shall not be liable for any inconvenience or interruption of business of Tenant occasioned by fire or other casualty.

     C. If Landlord undertakes to restore, rebuild or repair the promises, and such restoration, rebuilding or repair is not accomplished within 180 days, and such failure does not result from causes beyond the control of Landlord, Tenant shall have the right to terminate this Lease by written notice to Landlord within thirty (30) after expiration of said 180 day period.

     D. Landlord shall not be liable to carry fire, casualty or extended damage insurance on the person or property of Tenant, or any person or property which may now or hereafter be placed in the Leased Premises.

27. CONDEMNATION: In the event the whole or any part of the land or Building in which the Leased Premises are located, other than a part not interfering with the maintenance or operation thereof, shall be taken or condemned for any pubic or quasipublic use or purpose, or is taken by private purchase in lieu of condemnation, Landlord may, at its option, terminate this Lease from the time title to or right to possession shall vest in or be taken for such public use or purpose, and Landlord shad be entitled to any and all income, rent, awards, or any interest therein whatsoever which may be paid or made in connection therewith. Rent shall be paid prorata to the date of termination.

28. DEFAULT: All rights and remedies of Landlord herein enumerated in the event of a default, shall be cumulative, and nothing herein shall exclude any other right or remedy allowed by law.

                 A. In the event Tenant shall default in the payment of rent, additional rent or any other sums payable by Tenant herein and such default shall continue for a period of five (5) days, or if Tenant shall abandon the premises and remove or attempt to remove therefrom the major portion of its furniture or fixtures, or if Tenant shall default in the performance of any other covenants or agreements of this Lease and such default shall continue for ten (10) days after written notice thereof, or if Tenant should become bankrupt or insolvent or any debtor proceedings be taken by or against Tenant, then and in addition to any and all other legal remedies and rights, Landlord may declare the entire balance of rent for the remainder of the term to be due and payable and may collect the same by distress or otherwise and Landlord shall have a lien on the personal property of Tenant which is located in, upon or about the Leased Premises and in order to protect its security interest in the said property, Landlord may, without first obtaining a distress warrant, lock up Leased Premises in order to protect said interest in the secured property or Landlord may terminate this Lease and retake possession of the Leased Premises, or enter the Leased Premises and relet the same, with or without any furniture or personal properly that may be therein, without termination, in which latter event Tenant covenants and agrees to pay any deficiency after Tenant is credited with the rent thereby obtained, less all repairs and expenses, including the expenses of obtaining possession and reletting, or Landlord may resort to any two or more of such remedies or rights, and adoption of one or mote such remedies or rights shall not necessarily prevent the enforcement of others concurrently or thereafter.

                 B. Any moneys received from Tenant at any point during the term of this Lease or any renewal or extension thereof, will be applied at Landlord's sole discretion, towards Tenant's earliest obligations.

                 C. Tenant further covenants and agrees to pay, as additional rent, reasonable attorney's fees and costs and expenses of Landlord, including court costs, if Landlord employs an attorney to collect rent or additional rent, or enforce other rights of Landlord herein in event of any breach as aforesaid and the same shall be payable regardless of whether collection or enforcement is affected by suit or otherwise.

29. LEGAL EXPENSES: In the event Landlord retains an attorney to perform services in connection with any matter, or not suit be instituted, arising out of this Lease, Tenant expressly understands and agrees to reimburse Landlord immediately upon demand, as additional rent, for all reasonable attorneys' and paralegal's' fees, cost and expenses, and court costs, so incurred by Landlord.

30. CHARGES FOR SERVICES: Tenant covenants and agrees that any charges against Tenant by Landlord for services or for work done in, upon or about the Leased Premises, by order or request of Tenant, or otherwise accruing under this Lease, shall be considered as rent due, and shall be included in any lien for rent.

31. LANDLORD'S RIGHT TO INSPECT AND DISPLAY: Landlord or any of its agents, shall have the right, at all reasonable times (with 24 hours notice, emergency repairs excluded) during the term of this Lease or any renewal or extension thereof, to enter the Leased Premises to or inspect same, to determine whether Tenant is complying with all of its obligations hereunder, to show the premises to lenders, prospective tenants and purchasers, and to make such repairs, alterations, improvements or additions therein as Landlord shall deem necessary or desirable. Landlord shall be allowed to take all materials into and upon said premises that may be required thereof, without the same constituting an eviction, actual or constructive, of Tenant, in whole or in part, and the rent reserved shall in no wise abate. Said right of entry shall likewise exist for the purpose of removing signs, fixtures, alterations, additions and improvements, which do not conform to this Lease. Landlord shall have the right to use any and all means which Landlord may deem proper to open all doors in an emergency in order to obtain entry to the Leased Promises. Any entry to the Leased Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed of deemed to be a forcible or unlawful entry into or a detainer of the Leased Premises, or an eviction, actual or constructive, of Tenant from the Leased Premises, and will be Tenant's expense should Tenant deny Landlord access.

32. PERSONAL PROPERTY TAXES: Tenant shall be responsible for and shall pay before delinquent all municipal, county or state taxes assessed during the term of this Lease, or any renewal or extension thereof, against any leasehold interest or personal property of any kind, owned or placed in, upon or about the Leased Premises by Tenant.

33. LOSS AND DAMAGE: Landlord shall not be liable for any damage to property of Tenant or others located in, upon or about the Leased Promises, nor for the loss or damage to any property of others by theft or otherwise. Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, failing plaster, steam, gas, rain or leaks from any part of the Leased Premises or from the pipes, appliances or plumbing, or from the roof, street or subsurface or from any other place, or by dampness or by any other cause whatsoever. Landlord shall not be liable for any such damage caused by other tenants or persons in, upon or about the Leased Premises, occupants of adjacent property, occupants of the Building of which the Leased Premises forms a part, or the public, or caused by operations in construction of any private, public or quasi-public work. Landlord shall not liable for any latent defect in the Leased Premise or in the Building or Real Property of which they form a part. All property of Tenant or others kept or stored in, upon or about the Leased Premises, shall be so kept or stored at the risk of Tenant only, and Tenant shall hold Landlord harmless from any and all claims arising out of damage to the same, including any subrogation claims by Tenant's insurance carriers.

34. ASSIGNMENT OF CHATTELS: Tenant hereby pledges and assigns to Landlord, all furniture, fixtures, goods and chattels of Tenant which shall or may be brought or put in, upon or about the Leased Premises, as security for the payment of said rents and additional rents, and Tenant agrees that said lien may be enforced by distress, foreclosure or otherwise, at the election of the Landlord. Tenant hereby expressly waives and renounces for himself and family, any and all homestead and other exemption rights he may have now, or hereafter, under or by virtue of the Construction and laws of the State of Florida, or of any other state, or of the United States of America, as against the payment of said rents and additional rents or any other obligation or damage that may accrue under the terms, covenants and conditions of this Lease.

35. SURRENDER OF PREMISES: On or before the termination date of the term of this Lease, or any renewal or extension thereof, or any earlier termination,thereof, Tenant shall demand, quietly and peacefully deliver possession of the Leased Premises to Landlord, broom clean, and free of all trash, garbage and debris, in as good condition as existed when Tenant took possession, reasonable wear and tear, and insured casualty damages excepted, and shall surrender all keys for the Leased Premises to Landlord at the place then fixed for the payment of rent, and shall inform Landlord of all combinations on locks, safes and vaults, if any, in the Leased Premises. On or before said termination date, Tenant shall remove all Tenant's personal property and trade fixtures from the Leased Premises. All personal property or trade fixtures not removed by Tenant, shall, upon said termination date become Landlord's property, and Landlord may, at its option, either retain any personal property and trade fixtures, or dispose of all or any portion of them at Tenant's sole cost and expense. Tenant shall reimburse Landlord upon demand for all Landlord's expenses incurred in connection with disposing of Tenant's personal properly and trade fixtures, or removing any of Tenant's trash, garbage and debris from the Leased Premises, or Building and Real Property of which the Leased Premises forms a part. This obligation shall survive the termination of this Lease. If this Lease terminates as a result of an insured casualty, Tenant is not obligated to repair or restore the Leased Premises, but-Landlord is entitled to a portion of the proceeds from Tenant's insurance, sufficient to reimburse Landlord for the reasonable cost of restoring the interior of the Leased Premises to the condition existing immediately before such casualty.

36. HOLDING OVER: IN THE EVENT TENANT RETAINS POSSESSION OF THE LEASED PREMISES OR ANY PART THEREOF AFTER THE TERMINATION DATE OF THE TERM OF THIS LEASE, OR RENEWAL OR EXTENSION THEREOF, AND WITHOUT THE EXECUTION OF A NEW LEASE, TENANT SHALL BE DEEMED A MONTH-TO-MONTH TENANT, SUBJECT TO ALL OF THE TERMS, COVENANTS AND CONDITIONS OF THIS LEASE, EXCEPT THAT THE MONTHLY RENTAL SHALL BE DOUBLE THE MONTHLY RENT AND ADDITIONAL RENT PAYABLE DURING THE LAST MONTH OF THE TERM OF THIS LEASE. THE PROVISIONS OF this paragraph do not waive Landlord's rights of re-entry or any hereunder.

37. SUCCESSORS: All rights and liabilities herein given to, or imposed upon, the respective parties hereto. shall extend to and bind the several respective heirs, executors, administrators, successors, and assigns of the said parties, and if there shall be more than one Tenant, they shall all be bound jointly and severally by the terms, covenants and conditions herein. No rights, however, shall inure to the benefit of any assignee of Tenant, unless the assignment to such assignee has been approved by Landlord, in writing, as provided in this Lease. Nothing contained in this Lease, shall in any manner restrict Landlord's right to assign or encumber this Lease.

38. QUIET ENJOYMENT: Landlord covenants and agrees that, if Tenant pays all sums required under this Lease and performs all the terms, covenants and conditions required of Tenant under this Lease, Tenant may peaceably and quietly have, hold and enjoy the Leased Premises during the term of this Lease, subject to:

     A. The claims of all persons arising other than by, through or under Landlord

     B. The rights of all existing and future ground Tenants, or Tenants of the entire Building

     C. All existing and future lenders holding mortgages encumbering the Leased Premises, the Building, or the Real Property.

39. WAIVER: The failure of Landlord, in one or more instances, to insist upon strict performance or observance of one or more of the terms, covenants or conditions of this Lease, or to exercise any right, remedy, privilege or option herein conferred upon or reserved to Landlord, shall not operate or be construed as a relinquishment of waiver for the future of any such term, covenant or condition, or of the right to enforce the same, or to exercise any such right, remedy, privilege or option, but the same shall continue in full force and effect; nor shall any custom or practice which may grow up between the parties hereto, in the administration of any of the terms, covenants and conditions of this Lease, operate or be construed as Landlord's relinquishment or waiver for the future of any such term, covenant or condition, or of the right to enforce the same, or to exercise any such right, remedy, privilege or option, but the same shall continue in full force and effect. All of Landlord's rights, remedies, privileges and options, provided for by the terms, covenants and conditions of this Lease, shall be cumulative. The receipt by Landlord or rent, additional rent, or any other payment required to be made by Tenant under this Lease, or any part thereof, shall not be a waiver of any rent, additional rent, or any other payment then due, nor shall such receipt, though with knowledge of the breach of any term, covenant or condition hereof, operate as or be deemed to be a waiver of such breach, and no waiver by the Landlord of any of the provisions hereof. or any of Landlord's rights, remedies, privileges or options hereunder, shall be deemed to have been made, unless made by Landlord in writing.

40. ACCORD AND SATISFACTION: No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent or additional rent herein stipulated, shall be deemed to be other than on account of the earliest stipulated rent or additional rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment of rent, be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or additional rent, or pursue any other remedy as provided In this Lease.

41. NO LIGHT, AIR OR VIEW EASEMENT: Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to the Building of which the Leased Premises forms a part, shall in no way affect this Lease, or impose any liability on Landlord.

42. OTHER EASEMENTS: It is expressly understood and agreed that Tenant does not acquire any right or easement of the use of any door or passageway in any portion of the Building of which the Leased Premises forms a part, or in any premises adjoining such Building, except the easement of necessity for ingress and egress, if any, in the doors and passageways directly connecting with the Leased Premises, provided however, it is expressly agreed that Landlord shall have the right to close any door or passageway into or from or connecting with the Leased Premises and to interfere with the use thereof, whenever Landlord deems it necessary to affect repairs, alterations, additions and improvements thereto, or in, upon or about any premises adjoining such doors or passageways. Landlord reserves the right to use, install and maintain and repair pipes, ducts and conduits within the walls, columns and ceilings of the Leased Premises.

43. RADON GAS: Radon gas is a naturally occurring radioactive gas, that when it has accumulated in a building in sufficient quantifies, may represent health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county health unit. (Note: This Section is provided for Informational purposes pursuant to Section 404.056 Subsection 9, Florida Statutes. 1988)

44. TERMS OF ESSENCE: Every term of this agreement shall be deemed and construed to be of the essence thereof, and any breach shall be deemed and construed to be of the very substance of this Lease, and Tenant hereby consents to the issuance of an injunction by any court of competent jurisdiction restraining any threatened breach or any continuing breach of any covenants imposed upon the Tenant herein and hereby. Said right of injunction shall be cumulative to the other remedies mentioned herein.

45. TIME OF ESSENCE: Time is of the essence with respect to the performance of each and every provision of this Lease in which time of performance is a factor.

46. ENTIRE AGREEMENT: There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and

Understandings, if any, between Landlord and Tenant or displayed by Landlord to Tenant, with respect to the subject matter of this Lease. There are no representations between Landlord and Tenant other than those contained in this Lease, and all reliance with respect to any representations is solely upon such representations. Except as herein provided, no subsequent alteration, change or addition to this Lease shall be binding upon Landlord or Tenant, unless reduced to writing and signed by both Landlord and Tenant.

47. NOTICES: All notices and demands which may or are required to be given by either party to the other hereunder, shall be in writing and shall be deemed to have been fully given when deposited in the United States mail, certified or registered, postage prepaid, and addressed a follows:

     A. To Landlord: at the business address specified on the first page of this Lease, or to such other place as Landlord may form time to time designate in a notice to Tenant.

     B. TO TENANT: DELIVERED TO TENANT AT THE LEASED Tenant hereby appoints as its agent to receive service of all dispossessory or distraint proceedings and notices thereunder, the person in charge of or occupying the Leased Premises at the time, and if no person shall be in charge of or occupying the same, then such service may be made by attaching the same on the main entrance of the Leased Premises.

48. CORPORATE STATUS: Tenant hereby covenants and agrees that if tenant is a corporation, Tenant's corporate status shall continuously throughout the term of this Lease or any renewal or extension thereof, be in good standing, active and current with the state of its incorporation and the State of Florida. Tenant shall annually provide Landlord with a current copy of its Certificate of Good Standing under seal. The failure of Tenant to keep its corporate status both active and current shall constitute an event of default of this Lease, and Landlord may proceed with any or all of its remedies for default of the Tenant.

49. CORPORATE, PARTNERSHIP OR JOINT VENTURE AUTHORITY: If Tenant signs as a corporation, partnership or joint venture, each of the persons executing this Lease on behalf of Tenant, does hereby covenant and warrant that Tenant is either a duly authorized and existing corporation or partnership or joint venture, that Tenant has and is qualified to do business in the State of Florida, that the corporation, partnership or joint venture has full right and authority to enter into this Lease, and that each of the persons signing this Lease on behalf of the Tenant are authorized to do so.

50. PARTIAL INVALIDITY: If any term, covenant or condition of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

51. NO OPTION: The submission of this Lease for examination does not constitute a reservation of, or an option for the Leased Premises, and this Lease becomes effective as a lease only upon execution and deliver thereof by Landlord and Tenant.


52. RECORDING: Tenant shall not record this Lease without the prior written consent of Landlord.


53. PERSONAL GUARANTY: Norm Titcomb hereby personally guaranties all obligations of Tenant relating to this Lease.

54. IMPACT FEES: Tenant shall be responsible for and shall pay any impact fees assessed by any governmental authority as a result of Tenant's occupancy of the premises. Such impact fees will be paid by Tenant before they become delinquent for failure to make payment.


55. IMPROVEMENTS: Tenant shall install a complete Air Conditioning system sufficient to cool the present garage space according to specifications and plans accepted and approved by Landlord prior to 10/31/98. If Tenant fails to comply with this provision he must deposit an additional Security Deposit of $10,000 that will be held by Landlord until this provision is complied with.

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



56. BROKERAGE: Tenant represents and warrants that there are no claims for broker's commissions or finders' fees in connection with the execution of this Lease other than Jonathan Fryd (who will be paid entirely by Landlord) and agrees to indemnify Landlord and hold Landlord harmless from all liability arising from any such claim.

57. VENDING MACHINES: Tenant may not install any vending machine (including but not limited to pay phones) on the exterior of the demised premises.

    IN WITNESS WHEREOF, Landlord and Tenant have signed and sealed this lease, in the County of Dade, State of Florida, on the dates indicated below:

    Singed, sealed and delivered in the presence of:

                                       Executed by Tenant this   15       day of
                                       October, 1997.
                                       TENANT: BRT VIDEO INCORPORATED
                                       By:
    As to Tenant

                                       Executed by Tenant this 15 th      day of
                                       October, 1997.
                                       GUARANTOR: NORM TITCOMB
                                       By
   As to Tenant





                            EXECUTED BY LANDLORD THIS 15TH day of October, 1997.

                                       LANDLORD:     GAROL Fryd trustee






                                                By:/s/Carol Fryd
    As to Landlord                                    Carol Fryd


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





                                   Exhibit "A"



Lot 14, FORT LAUDERDALE EXECUTIVE AIRPARK,SECTION 1, as recorded in Plat Book 63, Page 10 of the Public Records of Broward County.

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